Exhibit 10.b

AMENDMENT
TO THE

FIRST BANCORP EMPLOYEES’ PENSION PLAN

WHEREAS, First Bancorp (hereinafter referred to as “the Bank”) previously established the First Bancorp Employees’ Pension Plan (hereinafter referred to as “the Plan”); and

WHEREAS, the Bank is empowered to amend the Plan from time to time;

NOW, THEREFORE, pursuant to the authority granted the undersigned corporate officer of First Bancorp by its Board of Directors, the First Bancorp Employees’ Pension Plan (“the Plan”) is amended as follows:

Effective June 11, 2009, Section 2.1 Requirements For Participation is hereby amended by adding the following new subparagraphs (d) and (e) thereto, as follows:

“(d)	Employees hired by the Employer on and after June 11, 2009;

(e)	Employees of the Employer who became employed as a result of the acquisition of Cooperative Bank on June 19, 2009.”

IN WITNESS WHEREOF, this Amendment to the First Bancorp Employees’ Pension Plan is adopted this 30th day of June 2009, to be effective as stated above.

FIRST BANCORP

By: /s/ Jerry L. Ocheltree

Its: President & CEO

ATTEST:

By: Anna G. Hollers

Its: Secretary, EVP, COO

(CORPORATE SEAL)